                                 EXHIBIT INDEX

Exhibit      Description of Document
Number

EX-99.a1     Articles of Incorporation of Twentieth Century Strategic Asset
             Allocations, Inc., dated March 31, 1994 (filed as Exhibit 1a to
             Pre-Effective Amendment No. 3 to the Registration Statement on Form
             N-1A of the Registrant, File No. 33-79842, filed on December 1,
             1995, and incorporated herein by reference).

EX-99.a2     Articles of Amendment of Twentieth Century Strategic Asset
             Allocations, Inc., dated November 28, 1995 (filed as Exhibit 1b to
             Pre-Effective Amendment No. 3 to the Registration Statement on Form
             N-1A of the Registrant, File No. 33-79842, filed December 1, 1995, and incorporated herein by reference).

EX-99.a3     Articles Supplementary of Twentieth Century Strategic Asset
             Allocations, Inc., dated December 26, 1995 (filed as Exhibit 1c to
             Pre-Effective Amendment No. 4 to the Registration Statement on Form
             N-1A of the Registrant, File No. 33-79842, filed on February 5,
             1996, and incorporated herein by reference).

EX-99.a4     Articles of Amendment of Twentieth Century Strategic Asset
             Allocations, Inc., dated January 29, 1996 (filed as Exhibit 1d to
             Pre-Effective Amendment No. 4 to the Registration Statement on Form
             N-1A of the Registrant, File No. 33-79842, filed on February 5,
             1996, and incorporated herein by reference).

EX-99.a5     Articles Supplementary of Twentieth Century Strategic Asset
             Allocations, Inc., dated January 29, 1996 (filed as Exhibit 1e to
             Pre-Effective Amendment No. 4 to the Registration Statement on Form
             N-1A of the Registrant, File No. 33-79842, filed on February 5,
             1996, and incorporated herein by reference).

EX-99.a6     Articles Supplementary of Twentieth Century Strategic Asset
             Allocations, Inc., dated September 9, 1996 (filed as an Exhibit to
             Post-Effective Amendment No. 4 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-79842, filed on January 5,
             1999, and incorporated herein by reference).

EX-99.a7     Articles of Amendment of Twentieth Century Strategic Asset
             Allocations, Inc., dated December 2, 1996 (filed as Exhibit 1f to
             Post-Effective Amendment No. 2 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-79842, filed on March 26,
             1997, and incorporated herein by reference).

EX-99.a8     Articles Supplementary of American Century Strategic Asset
             Allocations, Inc., dated December 2, 1996 (filed as Exhibit 1g to
             Post-Effective Amendment No. 2 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-79842, filed on March 26,
             1997, and incorporated herein by reference).

EX-99.a9     Articles Supplementary of American Century Strategic Asset
             Allocations, Inc., dated February 16, 1999, (filed as an Exhibit to
             Post-Effective Amendment No. 6 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-79842, filed on March 30,
             1999, and incorporated herein by reference).

EX-99.a10    Articles Supplementary of American Century Strategic Asset
             Allocations, Inc., dated August 2, 1999, (filed as an Exhibit to
             Post-Effective Amendment No. 7 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-79842, filed on March 31,
             2000, and incorporated herein by reference).

EX-99.a11    Articles Supplementary of American Century Strategic Asset
             Allocations, Inc., dated May 22, 2000 (filed as Exhibit a11 to
             Post-Effective Amendment No. 10 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-79842, filed on June 30,
             2000, and incorporated herein by reference).

EX-99.a12    Articles Supplementary of American Century Strategic Asset
             Allocations, Inc. dated May 5, 2001 (filed as Exhibit a12 to
             Post-Effective Amendment No. 13 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-79482, filed on April 20,
             2001, and incorporated herein by reference).

EX-99.b1     By-Laws of Twentieth Century Strategic Asset Allocations, Inc.
             (filed as Exhibit 2 to Pre-Effective Amendment No. 3 to the
             Registration Statement on Form N-1A of the Registrant, File No.
             33-79842, filed on December 1, 1995, and incorporated herein by reference).

EX-99.b2     Amendment to By-Laws of American Century Strategic Asset
             Allocations, Inc. (filed as Exhibit B2b to Post-Effective Amendment
             No. 9 to the Registration Statement on Form N-1A of American
             Century Capital Portfolios, Inc., File No. 33-64872, filed on
             February 17, 1998, and incorporated herein by reference).

EX-99.d1     Management Agreement between American Century Strategic Asset
             Allocations, Inc. and American Century Investment Management, Inc.,
             dated August 1, 1997 (filed as Exhibit d to Post-Effective
             Amendment No. 3 to the Registration Statement on Form N-1A of the
             Registrant, File No. 33-79482, filed on April 1, 1998, and incorporated herein by reference).

EX-99.d2     Addendum to the Management Agreement between American Century
             Strategic Asset Allocations, Inc. and American Century Investment
             Management, Inc., dated July 1, 2000 (filed as Exhibit d2 to
             Post-Effective Amendment No. 10 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-79482, filed on June 30,
             2000, and incorporated herein by reference).

EX-99.d3     Addendum to the Management Agreement between American Century
             Strategic Asset Allocations, Inc. and American Century Investment
             Management, Inc., dated May 1, 2001 (filed as Exhibit d3 to
             Post-Effective Amendment No. 13 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-79482, filed on April 20,
             2001, and incorporated herein by reference).

EX-99.e1     Distribution Agreement between American Century Strategic Asset
             Allocations, Inc. and American Century Investment Services, Inc.,
             dated March 13, 2000 (filed as Exhibit e7 to Post-Effective
             Amendment No. 17 to the Registration Statement on Form N-1A of
             American Century World Mutual Funds, Inc., File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2     Amendment No. 1 to the Distribution Agreement between American
             Century Strategic Asset Allocations, Inc. and American Century
             Investment Services, Inc., dated June 1, 2000 (filed as Exhibit e9 to Post-Effective Amendment No. 19 to the Registration Statement on
             Form N-1A of American Century World Mutual Funds, Inc., File No.
             33-39242, filed on May 24, 2000, and incorporated herein by reference).

EX-99.e3     Amendment No. 2 to the Distribution Agreement between American
             Century Strategic Asset Allocations, Inc. and American Century
             Investment Services, Inc., dated November 20, 2000 (filed as
             Exhibit e10 to Post-Effective Amendment No. 29 to the Registration
             Statement on Form N-1A of American Century Variable Portfolios,
             Inc., File No. 33-14567, filed on December 1, 2000, and
             incorporated herein by reference).

EX-99.e4     Amendment No. 3 to the Distribution Agreement between American
             Century Strategic Asset Allocations, Inc. and American Century
             Investment Services, Inc., dated March 1, 2001 (filed as Exhibit e4 to Post-Effective Amendment No. 35 to the Registration Statement on
             Form N-1A of American Century Target Maturities Trust, File No.
             2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.e5     Amendment No. 4 to the Distribution Agreement between American
             Century Strategic Asset Allocations, Inc. and Municipal Funds and
             American Century Investment Services, Inc. dated April 30, 2001
             (filed as Exhibit e5 to Post-Effective Amendment No. 35 to the
             Registration Statement on Form N-1A of American Century Target
             Maturities Trust, File No. 2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.e6     Amendment No. 5 to the Distribution Agreement between American
             Century Strategic Asset Allocations, Inc. and American Century
             Investment Services, Inc., dated May 24, 2001 (filed as Exhibit e6 to Post-Effective Amendment No. 21 to the Registration Statement on
             Form N-1A of American Century Capital Portfolios, Inc., File No.
             33-64872, filed on July 30, 2001, and incorporated herein by reference).

EX-99.e7     Amendment No. 6 to the Distribution Agreement between American
             Century Strategic Asset Allocations, Inc. and American Century
             Investment Services, Inc., dated August 1, 2001 (filed as Exhibit
             e7 to Post-Effective Amendment No. 21 to the Registration Statement
             on Form N-1A of American Century Capital Portfolios, Inc., File No.
             33-64872, filed on July 30, 2001, and incorporated herein by reference).

EX-99.e8     Amendment No. 7 to the Distribution Agreement between American
             Century Strategic Asset Allocations, Inc. and American Century
             Investment Services, Inc., dated December 3, 2001 (filed as Exhibit
             e8 to Post-Effective Amendment No. 16 to the Registration Statement
             on Form N-1A of American Century Investment Trust, File No.
             33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.e9     Amendment No. 8 to the Distribution Agreement between American
             Century Strategic Asset Allocations, Inc. and American Century
             Investment Services, Inc., dated March 1, 2002, (filed as Exhibit
             e9 to Post-Effective Amendment No. 96 to the Registration Statement
             on Form N-1A of American Century Mutual Funds, Inc., File No.
             2-14213, filed on February 28, 2002, and incorporated herein by reference).

EX-99.e10    Amendment No. 9 to the Distribution Agreement between American
             Century Strategic Asset Allocations, Inc. and American Century
             Investment Services, Inc., dated March 6, 2002 (filed as Exhibit
             e10 to Post-Effective Amendment No. 96 to the Registration
             Statement on Form N-1A of American Century Mutual Funds, Inc., File
             No. 2-14213, filed on February 28, 2002, and incorporated herein by reference).

EX-99.g1     Master Agreement between Commerce Bank, N.A. and Twentieth Century
             Services, Inc., dated January 22, 1997 (filed as Exhibit 8d to
             Post-Effective Amendment No. 76 to the Registration Statement on
             Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
             filed on February 28, 1997, and incorporated herein by reference).

EX-99.g2     Global Custody Agreement between American Century Investments and
             The Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit 8 to Post-Effective Amendment No. 31 to the Registration Statement on
             Form N-1A of American Century Government Income Trust, File No.
             2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3     Amendment to Global Custody Agreement between American Century
             Investments and The Chase Manhattan Bank, dated December 9, 2000
             (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
             Registration Statement on Form N-1A of American Century Variable
             Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1     Transfer Agency Agreement by and between Twentieth Century
             Strategic Asset Allocations, Inc. and Twentieth Century Services,
             Inc., dated as of February 1, 1996 (filed as Exhibit 9 to
             Pre-Effective Amendment No. 4 to the Registration Statement on Form
             N-1A of the Registrant, File No. 33-79842, filed on February 5,
             1996, and incorporated herein by reference).

EX-99.h2     Credit Agreement between American Century Funds and The Chase
             Manhattan Bank, as Administrative Agent, dated as of December 18,
             2001 (filed as Exhibit h7 to Post-Effective Amendment No. 33 to the
             Registration Statement on Form N-1A of American Century California
             Tax-Free and Municipal Funds, File No. 2-82734, filed on December
             28, 2001, and incorporated herein by reference).

EX-99.i      Opinion and Consent of Counsel (filed as Exhibit i to
             Post-Effective Amendment No. 8 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-79482, filed on April 14,
             2000, and incorporated herein by reference).

EX-99.j1     Consent of Deloitte & Touche LLP.

EX-99.j2     Power of Attorney, dated November 18, 2000 (filed as Exhibit j2 to
             Post-Effective Amendment No. 11 to the Registration Statement on
             Form N-1A of the Registrant, File No. 33-79482, filed on February
             23, 2001, and incorporated herein by reference).

EX-99.j3     Power of Attorney, dated November 30, 2001 (filed as Exhibit j3 to
             Post-Effective Amendment No. 94 to the Registration Statement on
             Form N-1A of the Registrant, File No. 2-14213, filed on December
             13, 2001, and incorporated herein by reference).

EX-99.m1     Master Distribution and Shareholder Services Plan of Twentieth
             Century Capital Portfolios, Inc., Twentieth Century Investors,
             Inc., Twentieth Century Strategic Asset Allocations, Inc. and
             Twentieth Century World Investors, Inc. (Advisor Class), dated
             September 3, 1996 (filed as Exhibit b15a to Post-Effective
             Amendment No. 9 to the Registration Statement on Form N-1A of
             American Century Capital Portfolios, Inc., File No. 33-64872, filed on February 17, 1998 and incorporated herein by reference).

EX-99.m2     Amendment No. 1 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated June 13, 1997 (filed as Exhibit b15d to Post-Effective
             Amendment No. 77 to the Registration Statement on Form N-1A of
             American Century Mutual Funds, Inc., File No. 2-14213, filed on
             July 17, 1997, and incorporated herein by reference).

EX-99.m3     Amendment No. 2 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated September 30, 1997 (filed as Exhibit b15c to Post-Effective
             Amendment No. 78 to the Registration Statement on Form N-1A of
             American Century Mutual Funds, Inc., File No. 2-14213, filed on
             February 26, 1998, and incorporated herein by reference).

EX-99.m4     Amendment No. 3 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated June 30, 1998 (filed as Exhibit b15e to Post-Effective
             Amendment No. 11 to the Registration Statement on Form N-1A of
             American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.m5     Amendment No. 4 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated November 13, 1998 (filed as Exhibit b15e to Post-Effective
             Amendment No. 12 to the Registration Statement on Form N-1A of
             American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.m6     Amendment No. 5 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated February 16, 1999 (filed as Exhibit m6 to Post-Effective
             Amendment No. 83 to the Registration Statement on Form N-1A of
             American Century Mutual Funds, Inc., File No. 2-14213, filed on
             February 26, 1999, and incorporated herein by reference).

EX-99.m7     Amendment No. 6 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc., (Advisor
             Class), dated July 30, 1999 (filed as Exhibit m7 to Post-Effective
             Amendment No. 16 to the Registration Statement on Form N-1A of
             American Century Capital Portfolios, Inc., File No. 33-64872, filed on July 29, 1999, and incorporated herein by reference).

EX-99.m8     Amendment No. 7 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated November 19, 1999 (filed as Exhibit m8 to Post-Effective
             Amendment No. 87 on Form N-1A of American Century Mutual Funds,
             Inc., File No. 2-14213, filed on November 29, 1999, and
             incorporated herein by reference).

EX-99.m9     Amendment No. 8 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated June 1, 2000 (filed as Exhibit m9 to Post-Effective Amendment
             No. 19 to the Registration Statement on Form N-1A of American
             Century World Mutual Funds, Inc., File No. 33-39242, filed on May
             24, 2000, and incorporated herein by reference).

EX-99.m10    Amendment No. 9 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds, Inc., American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated April 30, 2001 (filed as Exhibit m10 to Post-Effective
             Amendment No. 24 to the Registration Statement on Form N-1A of
             American Century World Mutual Funds, Inc., File No. 33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.m11    Amendment No. 10 to the Master Distribution and Shareholder
             Services Plan of American Century Capital Portfolios, Inc.,
             American Century Mutual Funds, Inc., American Century Strategic
             Asset Allocations, Inc. and American Century World Mutual Funds,
             Inc. (Advisor Class), dated December 3, 2001 (filed as Exhibit m11 to Post-Effective Amendment No. 94 to the Registration Statement of
             American Century Mutual Funds, Inc. on December 13, 2001, File No.
             2-14213).

EX-99.m12    Master Distribution and Individual Shareholder Services Plan of
             American Century Capital Portfolios, Inc., American Century Mutual
             Funds, Inc., American Century Strategic Asset Allocations,. Inc.
             and American Century World Mutual Funds, Inc. (C Class), dated
             March 1, 2001 (filed as Exhibit m11 to Post-Effective Amendment No.
             24 to the Registration Statement on Form N-1A of American Century
             World Mutual Funds, Inc., File No. 33-39242, filed on April 19,
             2001, and incorporated herein by reference).

EX-99.m13    Amendment No. 1 to Master Distribution and Individual Shareholder
             Services Plan of American Century Capital Portfolios, Inc.,
             American Century Mutual Funds Inc., American Century Strategic
             Asset Allocations, Inc., and American Century World Mutual Funds,
             Inc. (C Class), dated March 1, 2001 (filed as Exhibit m12 to
             Post-Effective Amendment No. 24 to the Registration Statement on
             Form N-1A of American Century World Mutual Funds, Inc., File No.
             33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.m14    Shareholder Services Plan of Twentieth Century Capital Portfolios,
             Inc., Twentieth Century Investors, Inc., Twentieth Century
             Strategic Asset Allocations, Inc. and Twentieth Century World
             Investors, Inc. (Service Class), dated September 3, 1996, (filed as
             Exhibit b15b to Post-Effective Amendment No. 9 to the Registration
             Statement on Form N-1A of American Century Capital Portfolios,
             Inc., File No. 33-64872, filed on February 17, 1998, and
             incorporated herein by reference).

EX-99.n1     Multiple Class Plan of American Century Capital Portfolios, Inc.,
             American Century Mutual Funds, Inc., American Century Strategic
             Asset Allocations, Inc. and American Century World Mutual Funds,
             Inc. dated March 1, 2001 (filed as Exhibit n1 to Post-Effective
             Amendment No. 24 to the Registration Statement on Form N-1A of
             American Century World Mutual Funds , Inc., File No. 33-39242,
             filed on April 19, 2001, and incorporated herein by reference).

EX-99.n2     Amendment No. 1 to the Multiple Class Plan of American Century
             Capital Portfolios, Inc., American Century Mutual Funds, Inc.,
             American Century Strategic Asset Allocations, Inc. and American
             Century World Mutual Funds, Inc., dated April 30, 2001 (filed as
             Exhibit n2 to Post-Effective Amendment No. 24 to the Registration
             Statement on Form N-1A of American Century World Mutual Funds,
             Inc., File No. 33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.n3     Amendment No. 2 to Multiple Class Plan of American Century Capital
             Portfolios, Inc., American Century Mutual Funds, Inc., American
             Century Strategic Asset Allocations, Inc. and American Century
             World Mutual Funds, Inc., dated December 3, 2001 (filed as Exhibit
             n3 to Post-Effective Amendment No. 94 to the Registration Statement
             on Form N-1A of American Century Mutual Funds, Inc., File No.
             2-14213, filed on December 13, 2001, and incorporated herein by reference).

EX-99.p.     American Century Investments Code of Ethics (filed as Exhibit p to
             Post-Effective Amendment No. 30 to the Registration Statement on
             Form N-1A of American Century California Tax-Free and Municipal
             Funds, File No. 2-82734, filed on December 29, 2000, and
             incorporated herein by reference).